                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 1994

                          BB&T FINANCIAL CORPORATION
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

      North Carolina                   0-7871                    56-1056232
- ----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission               (I.R.S. employer
     of incorporation)              file number)             identification no.)

223 West Nash Street, Wilson, North Carolina                            27893
- --------------------------------------------                           ---------
(Address of principal executive offices)                              (Zip code)


Registrant's telephone number, including area code: (919)399-4291
                                                    -------------

                                Not Applicable
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On January 18, 1994 the Registrant and Scotland Savings Bank, S.S.B. agreed to terminate their Agreement and Plan of Reorganization dated April 26, 1993 whereby Scotland Savings was to convert from mutual to stock form and simultaneously be acquired by the Registrant.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

(c) Exhibits

      28.1 Unaudited interim financial statements of Asheville Savings Bank, SSB, and Subsidiary.

      99.1 Joint Press Release from BB&T Financial Corp. and Scotland Savings Bank, S.S.B., dated January 18, 1994.

                                  SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             BB&T FINANCIAL CORPORATION

DATE: February 4, 1994                   BY: Scott E. Reed
      ----------------                       -------------